UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported):  December 31, 2008

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of Principal Executive Offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number Including Area Code:  (503) 224-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Gary A. Schnitzer, Executive Vice President, retired from the Company, effective December 31, 2008.  The Company has entered into a one-year consulting agreement with Mr. Schnitzer pursuant to which Mr. Schnitzer may perform services for the Company as requested by the chief executive officer.   Mr. Schnitzer would be paid $1,700 per day worked unless the Company and Mr. Schnitzer agree to a project-based fee structure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Dated: January 7, 2009	By:	/s/ RICHARD C. JOSEPHSON
Name: Richard C. Josephson
Title: Senior Vice President